EXHIBIT 10.33

                          SECURITIES PURCHASE AGREEMENT

            THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is made this 23 day of March, 1999 by and between Hemasure Inc., a Delaware corporation (the "Company"), and Sepracor Inc., a Delaware corporation (the "Investor").

            WHEREAS, the Investor has agreed to purchase from the Company, and the Company has agreed to sell to the Investor, shares of common stock, par value $0.01 per share ("Common Stock"), of the Company, on such terms and conditions as are set forth herein;

            WHEREAS, the Investor has also agreed to purchase from the Company, and the Company has agreed to sell to the Investor, warrants to purchase 667,000 shares of Common Stock, on such terms and conditions as are set forth herein;

            NOW, THEREFORE, in consideration of these premises and the representations, warranties and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.         PURCHASE AND SALE OF SECURITIES

           a.        Issuance of Common Stock; Grant of Warrants.

                     i. Subject to the terms and conditions set forth in this Agreement and in reliance upon the Company's and the Investor's respective representations set forth below, the Company hereby sells to the Investor, and the Investor hereby purchases and acquires from the Company, at the aggregate purchase price of Two Million One Dollars ($2,000,001) (the "Purchase Price"), (i)
                               1,333,334 shares (the "Shares") of Common Stock and (ii) warrants (the "Warrants") to purchase 667,000 additional shares of Common Stock (the "Warrant Shares") at an exercise price of $1.50 per share, which Warrants shall be subject to the terms and conditions of the Warrant Agreement (the "Warrant Agreement") executed and delivered by the Company and the Investor simultaneously herewith.

                     ii.       To evidence the  purchase  and sale  described in
                               Section 1.1(a) above, simultaneously herewith, the Company has executed and delivered to the Investor, and the Investor hereby acknowledges receipt of, a duly executed stock certificate evidencing the Shares and a duly executed warrant certificate evidencing the Warrants, each duly registered in the Investor's name, against delivery by the Investor to the Company of the full Purchase

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                               Price by wire transfer of  immediately  available
                               funds  to  such   account  as  the   Company  has
                               designated.

                     iii. Simultaneously herewith, the Company and the Investor have executed and delivered to the other the Registration Rights Agreement in the form attached hereto as Exhibit A.


2.         REPRESENTATIONS AND WARRANTIES OF THE COMPANY

           The Company represents and warrants to the Investor that:

           a.        Corporate Organization.

                     The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has filed all necessary documents to qualify to do business as a foreign corporation in, and the Company is in good standing under the laws of each jurisdiction in which the conduct of the Company's business or the nature of the property owned requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, properties, prospects, profits or condition (financial or otherwise) of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). The Company has all requisite corporate power and authority and has all necessary approvals, licenses, permits and authorization to own its properties and to carry on its business as now conducted, except where the failure to have such power, authority, approvals, licenses, permits and authorization would not have a Material Adverse Effect. The Company has all requisite corporate power and authority to execute and deliver this Agreement, the Warrant Agreement and the Registration Rights Agreement (collectively, the "Transaction Documents") and to perform its obligations hereunder and thereunder.

           b.        Capitalization.

                     On the date hereof, the authorized capital stock of the Company consists of 20,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, par value $ 0.01 per share ("Preferred Stock"), of the Company, of which 9,087,737 shares of Common Stock and no shares of Preferred Stock are issued and outstanding. Except as set forth on Schedule 2(b) attached hereto, there are no options, warrants, equity securities, calls, rights, commitments or agreements of any character to which the Company is a party or by which it is bound obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of the Company or obligating the Company to grant, extend, accelerate the vesting of or enter into any such option, warrant, equity security, call, right, commitment or agreement. All the outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and non-assessable. Upon issuance, sale and delivery as contemplated by this

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Agreement,  the Shares and the Warrant Shares will be duly  authorized,  validly issued, fully paid and non-assessable shares of the Company, free of all preemptive rights.

           c.        Corporate Proceedings, Etc.

                     The Board of Directors of the Company has authorized the execution, delivery and performance by the Company of each of the Transaction Documents to which it is a party and each of the transactions contemplated hereby and thereby. No other corporate action is necessary to authorize such execution, delivery and performance by the Company of such Transaction
Documents, and, upon such execution and delivery (assuming the due authorization, execution and delivery by each party thereto other than the Company), each of such Transaction Documents shall constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and general principles of equity. The Company has authorized the issuance and delivery of the Shares in accordance with this Agreement and has reserved for issuance shares of Common Stock initially issuable upon exercise of the Warrants.

           d.        Absence of Defaults, Conflicts, Etc.

                     The execution and delivery of the Transaction Documents do not, and the fulfillment of the terms hereof and thereof by the Company, and the issuance of the Shares and the Warrant Shares will not, result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or permit the acceleration of rights under or termination of, any material indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or other material agreement of the Company or any of its subsidiaries, or the certificate of incorporation or the bylaws of the Company (as amended through the date hereof), or, to the Company's knowledge, any rule or regulation of any court or federal, state or foreign regulatory board or body or administrative agency having jurisdiction over the Company or any of its subsidiaries or over their respective properties or businesses. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality is required by or with respect to the Company in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

           e.        SEC Filings; Financial Statements.

                     i. The Company has filed and made available to the Investor all forms, reports and documents required to be filed by the Company with the Securities and Exchange Commission ("SEC") since January 1, 1998 other than registration statements on Form S-8 (collectively, the "Company SEC Reports"). The Company SEC Reports
                               (i) at the time filed, complied in all material respects with the applicable requirements of the Securities Act of

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                               1933, as amended (the "Securities  Act"), and the
                               Exchange Act, as the case may be, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Company SEC Reports or necessary in order to make the statements in such Company SEC Reports, in the light of the circumstances under which they were made, not misleading.

                     ii. Each of the financial statements (including, in each case, any related notes) contained in the Company SEC Reports complied as to form in all material respects with the applicable published rules and regulations of the SEC with respect thereto, was prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10- Q of the SEC) and fairly presented the financial position of the Company as of the dates and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount.

           f.        No Undisclosed Liabilities.

                     Except as disclosed in the Company SEC Reports filed prior to the date hereof, and except for normal or recurring liabilities incurred since September 30, 1998 in the ordinary course of business consistent with past practices, the Company does not have any liabilities, either accrued, contingent or otherwise (whether or not required to be reflected in financial statements in accordance with generally accepted accounting principles), and whether due or to become due, which individually or in the aggregate are reasonably likely to have a Material Adverse Effect.

           g.        Agreements, Contracts and Commitments.

                     The Company has not breached, or received in writing any claim or notice that it has breached, any of the terms or conditions of any material agreement, contract or commitment filed as an exhibit to the Company SEC Reports ("Material Contracts") in such a manner as, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect. Each Material Contract that has not expired by its terms is in full force and effect.

           h.        Litigation.

                     Except as described in the Company SEC Reports filed prior to the date hereof, there is no action, suit or proceeding, claim, arbitration or investigation against the Company

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pending or as to which the Company has received any written notice of assertion, which, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect or a material adverse effect on the ability of the Company to consummate the transactions contemplated by this Agreement.

           i.        Rights Agreement.

                     The entering into of this Agreement and the consummation of the transactions contemplated hereby do not and will not result in the grant of any rights to any person under any shareholder rights plan to which the Company is a party.

           j.        No Other Representations or Warranties.

                     Except for the representations and warranties expressly contained in this Agreement and the other Transaction Documents, neither the Company nor any other person or entity makes any representation or warranty to the Investor, express or implied, and the Company hereby disclaims any such representation or warranty, whether by the Company or any of its agents, brokers or representatives or any other person or entity, notwithstanding the delivery or disclosure to the Investor or any of its officers, directors, employees, agents or representatives or any other person or entity of any document or other information by the Company or any of its agents, brokers or representatives or any other person or entity.


3.         REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

                     The Investor represents and warrants to the Company as follows:

           a.        Investment Intent, Etc.

                     i. The Investor is acquiring the Shares, the Warrants and the Warrant Shares (collectively, the "Purchased Securities") for its own account, as an investment and not with a view to the distribution thereof.

                    ii. The Investor understands that none of the Purchased Securities have been registered under the Securities Act of 1933, as amended (the "Securities Act") in reliance on an exemption therefrom for transactions not involving a public offering, and that none of the Purchased Securities have been approved or disapproved by the United States Securities and Exchange Commission or by any other federal or state agency.

                    iii. The  Investor  understands  that  none of the Purchased
                         Securities may be sold, transferred or assigned unless registered by the Company pursuant to the Securities Act and any applicable state securities laws, or unless

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                         an exemption therefrom is  available, and, accordingly,
                         it may not be possible for the Investor to liquidate its investment in the Purchased Securities, and it agrees not to sell, assign or otherwise transfer or
                         dispose  of any Purchased    Securities   unless   such
                         Purchased   Securities   have   been  so registered  or
                         an exemption from registration is available.

                     iv. The Investor is  an accredited  investor,  as that term is defined in Regulation D under the Securities Act.

           b.        Knowledge and Experience; Access to Information.

                     The Investor has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Company as contemplated by this Agreement and is able to bear the economic risk of such investment for an indefinite period of time. The Investor has been furnished access to such information and documents as it has requested and has been afforded an opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of this Agreement and the purchase of the Purchased Securities contemplated hereby.

                     3.3       Corporate Organization.

                     The Investor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. On the date hereof, the Investor has provided or made available to the Company true and complete copies of the charter and the bylaws of the Investor, as amended through the date hereof.

                     3.4       Corporate Proceedings, Etc.

                     The Investor has authorized the execution, delivery, and performance of the Transaction Documents and each of the transactions and agreements contemplated hereby and thereby. No other action is necessary to authorize such execution, delivery and performance by the Investor of the Transaction Documents, and, upon such execution and delivery, each of the Transaction Documents shall constitute the valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and general principles of equity.


4.         SECURITIES ACT; LEGENDS

                     Stock certificates representing the Shares shall bear the following legend only if such Shares are not then registered pursuant to an effective registration statement under the Securities Act:

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                      The securities  represented by this  certificate  have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold except pursuant to (i) an effective registration statement under the Act, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under such Act relating to the
                      disposition  of  securities),   or  (iii)  an  opinion  of
                      counsel, if such opinion shall be reasonably  satisfactory
                      to  counsel  to  the  issuer,   that  an  exemption   from
                      registration under such Act is available.


5.         CONFIDENTIALITY

                     As to so much of the information and other material furnished under or in connection with this Agreement (whether furnished before, on or after the date hereof) as constitutes or contains confidential business, financial or other information of the Company or any subsidiary, the Investor covenants for itself and its directors and officers that it will use due care to prevent its officers, directors, employees, counsel, accountants and other representatives from disclosing such information to any other person or entity; provided, however, the Investor may disclose or deliver any information or other material disclosed to or received by it should the Investor be advised by its counsel that such disclosure or delivery is required by law, regulation or judicial or administrative order. For purposes of this Section 5, "due care" means at least the same level of care that the Investor would use to protect the confidentiality of its own sensitive or proprietary information, and this obligation shall survive termination of this Agreement.


6.         MISCELLANEOUS

           a.         Notices.

                     All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly delivered two (2) business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one (1) business day after it is sent via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

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If to the Company:                            Copy to:

HemaSure Inc.                                 Battle Fowler LLP
140 Locke Drive                               Park Avenue Tower
Marlborough, MA  01752                        75 East 55th Street
Attn:    President and Chief                  New York, NY  10022
         Executive Officer                    Attn:  Luke P. Iovine, III, Esq.
                                              Fax:  212-856-7816

If to the Investor:                           Copy to:

Sepracor Inc.                                 Hale and Dorr LLP
111 Locke Drive                               60 State Street
Marlborough, MA  01752                        Boston, MA  02109
Attn:    Senior Vice President,               Attn:  John Chory, Esq.
         Finance and Administration           Fax:  617-526-5000


Either party hereto may hereto give any notice, request, demand, claim or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the individual for whom it is intended. Either party hereto may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other party hereto notice in the manner herein set forth.

           b.         Survival.

                     All warranties, representations and covenants made by the Investor and the Company herein or in any certificate or other instrument delivered by the Investor or the Company under this Agreement shall be considered to have been relied upon by the Company or the Investor, as the case may be, and shall survive all deliveries to the Investor of the Purchased Securities or payment to the Company for the Purchased Securities, regardless of any investigation made by the Company or the Investor, as the case may be, or on the Company's or the Investor's behalf.

           c.         Successors and Assigns; No Third-Party Beneficiaries.

                     This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties; provided, however, neither party hereto shall assign or delegate any of the obligations created under this Agreement without the prior written consent of the other party. Nothing in this Agreement shall confer upon any person or entity not a party to this

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Agreement,  or the legal representatives of such person or entity, any rights or remedies of any nature or kind whatsoever under or by reason of this Agreement.

           d.        Entire Agreement; Amendment and Waiver.

                     This Agreement, and the agreements attached hereto as Exhibits, constitute the entire understandings of the parties hereto and supersede all prior agreements or understandings with respect to the subject matter hereof among such parties. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company and the Investor.

           e.        Severability.

                     In the event that any part or parts of this Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not effect the remaining provisions of this Agreement which shall remain in full force and effect.

           f.        Paragraph and Section Headings.

                     The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

           g.        Governing Law.

                     This Agreement shall be deemed to have been made in the State of New York and the validity of this Agreement, the construction, interpretation and enforcement thereof, and the rights of the parties thereto shall be determined under, governed by, and construed in accordance with the internal laws of the State of New York, without regard to principles of conflicts of law.

           h.        Arbitration.

                     Any dispute or controversy arising under, out of, in connection with, or in relation to this Agreement or any other Transaction Document shall be determined and settled by arbitration in New York by a panel of three (3) members in accordance with the commercial rules of the American Arbitration Association. Any award rendered therein shall be final and binding upon the parties and their legal representatives, successors and assigns and judgment may be entered in any court having jurisdiction thereof.

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           i.        Counterparts.

                     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.


                         (Signatures on Following Page)

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                     IN WITNESS  WHEREOF,  the parties  hereto have caused their duly authorized officers to execute this Agreement as of the date first above written.


                                     HEMASURE INC.


                                     By:/s/ James B. Murphy
                                        ---------------------------------------
                                        Name:  James B. Murphy
                                        Title: Senior Vice President of Finance
                                               and Administration


                                     SEPRACOR INC.


                                     By:/s/ Robert Scumaci
                                        ---------------------------------------
                                        Name:  Robert Scumaci
                                        Title: Senior Vice President of Finance
                                               and Administration


810712.2


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